SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 20, 2006

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)
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      MARSHALL ISLANDS                  000-14135              52-2098714
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)


             ONE STATION PLACE, STAMFORD,                     06902
                     CONNECTICUT                           (Zip Code)
       (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.


On February 20, 2006, OMI Corporation (the "Company") issued a press release announcing its financial results for the fourth quarter of 2005. The press release is furnished herewith as Exhibit 99.


The information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits


(c) Exhibits


99 Press release, dated February 20, 2006 containing the financial results for the fourth quarter ended December 31, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 20, 2006      By:   /s/ Craig H. Stevenson, Jr.
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                                       Craig H. Stevenson, Jr.
                                       Chairman of the Board and
                                       Chief Executive Officer



Date: February 20, 2006    By:   /s/ Kathleen C. Haines
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                                     Kathleen C. Haines
                                     Senior Vice President, Chief
                                     Financial Officer and Treasurer

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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


Exhibit
  No.     Description
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  99 OMI Corporation press release dated February 20, 2006, the Company's financial results for the fourth quarter ended December 31, 2005.